SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2004

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bestgate Road, Suite 100, Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 224-8770

Item 5.    Other Events.

Election of New Executive Vice President and Chief Operating Officer

On February 18, 2004, our Board of Directors elected Dominic DiNapoli as Executive Vice President and Chief Operating Officer of FTI Consulting, Inc. (“FTI”). Mr. DiNapoli was formerly a Senior Managing Director of FTI. Mr. DiNapoli assumes the Chief Operating Officer role from Stewart J. Kahn.

A copy of the Press Release announcing the election of Mr. DiNapoli is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release of FTI Consulting, Inc. dated February 25, 2004, announcing the election of Dominic DiNapoli as Executive Vice President and Chief Operating Officer of FTI

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: February 26, 2004	By:	/s/ THEODORE I. PINCUS

Theodore I. Pincus
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of FTI Consulting, Inc. dated February 25, 2004, announcing the election of Dominic DiNapoli as Executive Vice President and Chief Operating Officer of FTI